SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 1999

                              MARTIN COLOR-FI, INC.
             (Exact name of registrant as specified in its charter)


        South Carolina                   0-21340                57-0879569
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)


                306 Main Street, Edgefield, South Carolina 29824
                    (Address of principal executive offices)

Registrant's telephone number, including area code (803) 637-7000

                                       N/A

         (Former name or former address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant

         Because of concerns that its auditors, Ernst & Young LLP, would resign as a result of the Registrant's bankruptcy, at a meeting held on March 15, 1999, upon the recommendation of its audit committee, the Board of Directors of the Registrant approved the engagement of Elliott, Davis & Company, LLP as its independent auditors for the fiscal year ending December 31, 1998 and 1999 in the event that Ernst & Young LLP resigned. Appointment of Elliott, Davis & Company, LLP was approved by the Bankruptcy Court for the District of South Carolina, where the Registrant's bankruptcy is pending, on April 15, 1999. Ernst & Young LLP ultimately resigned, effective April 16, 1999.

         The reports of Ernst & Young LLP on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 22, 1999, is filed as
Exhibit 16 to this Form 8-K.

         The Registrant has not consulted the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                  Description
(from Item 601
of Regulation S-K)

       16                    Letter from Ernst & Young LLP, Independent Auditors









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARTIN COLOR-FI, INC.
                                           -------------------------------------
                                                    (Registrant)


       4-20-99                                 s/James F. Martin
Date:---------------                       By:----------------------------------
                                               James F. Martin
                                               Its Chief Executive Officer






































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                                  EXHIBIT INDEX

Exhibit No.                 Description
(from Item 601
of Regulation S-K)

16                          Letter from Ernst & Young LLP, Independent Auditors















































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